                                           Nations Government Income
                                             Term Trust 2003, Inc.



                                                 A N N U A L

                                                 R E P O R T

                                        For the Year Ended June 30, 2002






                                                                       NATIONS
                                                                    GOVERNMENT
                                                                   INCOME TERM
                                                                    TRUST 2003


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the 12-month period ending June 30, 2002, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

For the 12-month period ending June 30, 2002, the Company distributed net investment income of $0.43 per share. The June monthly dividend rate was $0.0317 per share, which equates to an annualized yield of 3.804%, based on the initial offering price of $10.00 per share and an annualized yield of 3.75%, based upon the closing market price of $10.14 per share on June 30, 2002. In June, the dividend was adjusted downward based on a number of factors, including yields on comparable products, the approaching terminal date of the Company and the request by the investment adviser and administrator to the Company, Banc of America Advisors, LLC to eliminate the advisory fee waiver and reduce the administrative fee waiver currently in effect.

The net asset value of the Company's shares on June 30, 2002 was $10.27 per share. The Company's total return for the 12-month period was 7.00% based on its net asset value at the end of the period.

MARKET ENVIRONMENT

Another year for the record books. Global war on terrorism, threat of recession, accounting irregularities, corporate governance malfeasance and weakness in the U.S. dollar all made headlines in both the financial and main press. The economy initially nose-dived in the aftermath of September 11, 2001 but almost immediately began a process of recovery that continues to unfold. The Federal Reserve Board (the Fed) drastically cut interest rates to head off the recession and provide liquidity as needed and completed their easing cycle last December. Consumer spending, buoyed by declining mortgage rates, has held up remarkably well through all the uncertainty. This, in turn, has bought time for corporate America to burn off excess inventory and re-initiate capital spending. After several months of weakness, the jobs market is showing signs of stability, which is furthering support for consumer confidence and spending.

Short maturity yields dropped sharply during the reporting year, with the Fed lowering interest rates aggressively. Yields on the two-year Treasury note dropped 143 basis points (1.43%) to end the period at 2.8%. The long bond, reflecting increased concern from geopolitical risk, declined only 25 basis points to 5.5%.

Accounting problems and aggressive rating agencies combined to spook the corporate bond market into a weak finish to what had been a decent year. Yield differences between Treasury and non-Treasury issues moved wider, and corporate bonds posted the weakest relative performance of all sectors for the year. Government issues such as mortgage-backed and agency debentures fared much better, as they attracted a bid from investors who are leery of corporate accounting and management problems.

MARKET OUTLOOK

The economy has gained respectability in fits and starts since September 11, 2001. The economy snapped out of the jobs and earnings recession during the first quarter of 2002 and appears to be headed for another reacceleration after softening modestly in the second quarter. The consumer has held together remarkably well, and the long, dormant manufacturing sector is showing recent signs of resuscitation. With no current threat from inflation, we believe the Fed is not likely to tamper with the early stages of recovery and should stay on the sidelines for the balance of this calendar year. We believe that corporate bonds may do better once the decks are cleared from the spate of negative accounting and rating

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

uncertainties. Eventually, we believe, interest rates will increase again, as the Fed comes into play from the tightening side. We feel, however, that any interest rate increase is likely to be several months away.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 2002

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF NET ASSETS                                          JUNE 30, 2002

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 89.0%
            FEDERAL HOME LOAN BANK (FHLB) -- 89.0%
 $20,600      6.875% 08/15/03.....................   $ 21,638
   6,000      5.630% 09/02/03.....................      6,211
  98,590      5.125% 09/15/03.....................    101,777
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $126,475).....................    129,626
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 8.4%
              (Cost $11,642)
            U.S. TREASURY NOTES -- 8.4%
  11,762      5.750% 08/15/03.....................     12,231
                                                     --------
            SHORT TERM INVESTMENTS -- 1.0%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) CERTIFICATES -- 1.0%
   1,300      Discount note 07/03/02..............      1,300
     150      Discount note 07/24/02..............        150
                                                     --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $1,450).......................      1,450
                                                     --------
            TOTAL INVESTMENTS
              (Cost $139,567*).............   98.4%   143,307
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    1.6%
            Cash..................................   $    105
            Interest receivable...................      2,389
            Investment advisory fee payable.......        (60)
            Administration fee payable............        (11)
            Accrued expenses and other
              liabilities.........................        (80)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      2,343
                                                     --------
            NET ASSETS.....................  100.0%  $145,650
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $  5,965
            Accumulated net realized loss on
              investments sold....................       (525)
            Net unrealized appreciation of
              investments.........................      3,740
            Paid-in capital.......................    136,470
                                                     --------
            NET ASSETS............................   $145,650
                                                     ========
            Net asset value per share
              ($145,649,538 / 14,180,257 shares of
              common stock outstanding)...........     $10.27
                                                     ========

---------------

  *  Federal income tax information (see note 5).

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF OPERATIONS

For the year ended June 30, 2002

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $        6,671
                                                                --------------
EXPENSES:
Investment advisory fee.....................................               725
Administration fee..........................................               362
Transfer agent fees.........................................                71
Legal and audit fees........................................                68
Custodian fees..............................................                 8
Directors' fees and expenses................................                12
Printing expense............................................                33
Other.......................................................                79
                                                                --------------
    Total expenses..........................................             1,358
Fees waived by investment advisor and administrator.........              (957)
Fees reduced by credits allowed by the custodian............                (7)
                                                                --------------
    Net expenses............................................               394
                                                                --------------
NET INVESTMENT INCOME.......................................             6,277
                                                                --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................               156
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             3,240
                                                                --------------
Net realized and unrealized gain/(loss) on investments......             3,396
                                                                --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $        9,673
                                                                ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   6/30/02           6/30/01
                                                                  ------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        6,277    $        7,809
Net realized gain/(loss) on investments.....................               156             1,077
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             3,240             4,864
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             9,673            13,750
Distributions to shareholders from net investment income....            (6,150)           (6,470)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................                --              (662)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................             3,523             6,618
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................           142,127           135,509
                                                                --------------    --------------
End of year.................................................    $      145,650    $      142,127
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        5,965    $        5,837
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                                        YEAR          YEAR        YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                      6/30/02#      6/30/01#    6/30/00#     6/30/99#     6/30/98#
                                                     --------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.................   $  10.02      $   9.51    $   9.60     $   9.72     $   9.22
                                                      --------      --------    --------     --------     --------
Income from investment operations:
Net investment income..............................       0.44          0.55        0.57         0.67         0.71
Net realized and unrealized gain/(loss) on
  investments......................................       0.24          0.41       (0.15)       (0.25)        0.30
                                                      --------      --------    --------     --------     --------
Net increase/(decrease) in net assets resulting
  from investment operations.......................       0.68          0.96        0.42         0.42         1.01
Dividends from net investment income...............      (0.43)        (0.46)      (0.55)       (0.57)       (0.56)
Increase from repurchase of common shares..........         --          0.01        0.04         0.03         0.05
                                                      --------      --------    --------     --------     --------
Net asset value, end of year.......................   $  10.27      $  10.02    $   9.51     $   9.60     $   9.72
                                                      ========      ========    ========     ========     ========
Market value, end of year..........................   $10.1400      $ 9.7400    $ 8.6875     $ 9.0625     $  8.750
                                                      ========      ========    ========     ========     ========
Total return++.....................................       8.68%        17.64%       2.00%       10.17%       10.56%
                                                      ========      ========    ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................   $145,650      $142,127    $135,509     $141,773     $147,477
Ratio of operating expenses to average net
  assets...........................................       0.27%         0.24%       0.13%        0.25%        0.24%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian........................................       0.28%         0.25%       0.14%        0.27%        0.25%
Ratio of net investment income to average net
  assets...........................................       4.33%         5.62%       6.05%        6.90%        7.41%
Portfolio turnover rate............................         71%          169%        200%          43%          26%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or fees
  reduced by credits allowed by the custodian......       0.94%         0.95%       0.84%        0.98%        0.98%

---------------

 ++    Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.
  #    Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993. The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, the Company instructs its custodian to segregate liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the period July 1, 2001 through May 31, 2002, BA Advisors voluntarily waived all of its fees. Effective June 1, 2002, BA Advisors discontinued its voluntary waiver of advisory fees.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets. For the period July 1, 2001 through May 31, 2002, BACAP voluntarily waived all of its fees. Effective June 1, 2002, BACAP discontinued its voluntary waiver of sub-advisory fees.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended June 30, 2002, BA Advisors voluntarily waived administration fees of $291,819.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended June 30, 2002, expenses of the Company were reduced by $6,883 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2002 were $100,363,681 and $100,661,606 respectively.

4.  COMMON STOCK

At June 30, 2002, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the year ended June 30, 2002, the Company did not repurchase shares of its common stock. For the year ended June 30, 2001, the Company repurchased shares of its common stock in the open market at an average discount of approximately 8% from its net asset value. All repurchased shares have been retired by the Company.

Common stock transactions were as follows:

                                                                  YEAR ENDED
                                                                   06/30/01
                                                              -------------------
                                                              SHARES     AMOUNT
                                                              -------------------
Shares repurchased by the Company...........................  (74,928)  $(662,376)
                                                              -------   ---------

5.  INCOME TAXES

Information on the tax components of capital is as follows:

Cost of investments for tax purposes........................  $139,568,558
Gross tax unrealized appreciation...........................     3,739,791
Gross tax unrealized depreciation...........................        (1,566)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................     3,738,225
Undistributed ordinary income...............................     5,965,373
Accumulated capital loss....................................      (522,925)

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax composition of dividends was as follows:

Ordinary income.............................................  $6,149,968
Long-term capital gains.....................................          --

At June 30, 2002, the Company had available for federal income tax purposes unused capital losses expiring June 30, 2003 of $496,288.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2002, the Company has elected to defer losses of $26,637 under these rules.

Certain reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for REMICs and retained tax-exempt income.

Nations Government Income Term Trust 2003, Inc.
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2003, Inc. (the "Company") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
August 15, 2002

Nations Government Income Term Trust 2003, Inc.
  FUND GOVERNANCE                                                    (UNAUDITED)

The Board of Directors (the "Board") of Nations Government Income Term Trust 2003, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. All of the Directors are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the Company.

The following table provides basic information about the Directors and Officers of the Company. The mailing address of each Director is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Director serves a three-year term.

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX
                   POSITION HELD    TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME AND AGE      WITH THE COMPANY       OF TIME SERVED         DURING THE PAST FIVE YEARS    BY DIRECTOR
---------------------------------------------------------------------------------------------------------
William H. Grigg  Director          Term of office: through    Retired; Chairman Emeritus       85
Age: 69                             2004, or earlier if the    since July 1997, Chairman and
                                    Company is terminated in   Chief Executive Officer
                                    2003.                      through July 1997 -- Duke
                                                               Power Company
                                    Length of service: 9
                                    years
Thomas F. Keller  Director          Term of office: through    R.J. Reynolds Industries         85
Age: 70                             2002.                      Professor of Business
                                                               Administration, Fuqua School
                                    Length of service: 9       of Business, Duke University
                                    years
A. Max Walker     Director and      Term of office: through    Independent Financial            85
Age: 80           Chairman of the   2003.                      Consultant
                  Board
                                    Length of service: 9
                                    years
Robert H. Gordon  President         Term of office:            President of the Company,        N/A
Age: 40                             Indefinite                 Nations Government Income
                                                               Term Trust 2004, Inc.,
                                    Length of service: 4       Nations Balanced Target
                                    years.                     Maturity Fund and Hatteras
                                                               Income Securities, Inc. since
                                                               March 1998. President and
                                                               Director, BA Advisors (or its
                                                               predecessors) since February
                                                               1998; Co-Chairman of the
                                                               Board, BACAP since January
                                                               2000; Senior Vice-President,
                                                               BA Advisors (or its
                                                               predecessors) 1995-February
                                                               1998; Senior Vice President,
                                                               Bank of America since 1993.
Edward D. Bedard  Chief Financial   Term of office:            Chief Financial Officer of       N/A
Age: 43           Officer           Indefinite                 the Company, Nations
                                                               Government Income Term Trust
                                    Length of service: 5       2004, Inc., Nations Balanced
                                    years.                     Target Maturity Fund and
                                                               Hatteras Income Securities,
                                                               Inc. since 1997. Director of
                                                               BA Advisors (or its
                                                               predecessors) since 1997;
                                                               Senior Vice President, Chief
                                                               Operating Officer, BA
                                                               Advisors (or its
                                                               predecessors) since 1996;
                                                               Chief Administrative Officer
                                                               and Treasurer, BACAP since
                                                               January 2000.


                       OTHER DIRECTORSHIPS
NAME AND AGE            HELD BY DIRECTOR
----------------  -----------------------------
William H. Grigg  Director, The Shaw Group,
Age: 69           Inc.; and Director and Vice
                  Chairman, Aegis Insurance
                  Services, Ltd. (a mutual
                  insurance company in
                  Bermuda).
Thomas F. Keller  Director, Wendy's
Age: 70           International, Inc.
                  (restaurant operating and
                  franchising); Director,
                  Dimon, Inc. (tobacco); and
                  Director, Biogen, Inc.
                  (pharmaceutical
                  biotechnology).
A. Max Walker                 None
Age: 80
Robert H. Gordon               N/A
Age: 40
Edward D. Bedard               N/A
Age: 43

Nations Government Income Term Trust 2003, Inc.
  FUND GOVERNANCE (CONTINUED)                                        (UNAUDITED)

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX
                   POSITION HELD    TERM OF OFFICE AND LENGTH     PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME AND AGE      WITH THE COMPANY       OF TIME SERVED         DURING THE PAST FIVE YEARS    BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Gerald Murphy     Treasurer         Term of office:            Treasurer of the Company,        N/A
Age: 42                             Indefinite                 Nations Government Income
                                                               Term Trust 2004, Inc.,
                                    Length of service: 3       Nations Balanced Target
                                    years.                     Maturity Fund and Hatteras
                                                               Income Securities, Inc. since
                                                               1999; Senior Vice President,
                                                               BA Advisors (or its
                                                               predecessors) since 1998;
                                                               Vice President, Citibank
                                                               1997-December 1998; Director
                                                               of Financial Administration,
                                                               Playfair & Associates, LLC
                                                               1995-1997.
Robert B.         Secretary         Term of office:            Secretary of the Company,        N/A
Carroll                             Indefinite                 Nations Government Income
Age: 42                                                        Term Trust 2004, Inc.,
                                    Length of service: 5       Nations Balanced Target
                                    years.                     Maturity Fund and Hatteras
                                                               Income Securities, Inc. since
                                                               1997; Associate General
                                                               Counsel, Bank of America
                                                               Corporation since 1999;
                                                               Assistant General Counsel,
                                                               Bank of America Corporation
                                                               1996-1999.


                       OTHER DIRECTORSHIPS
NAME AND AGE            HELD BY DIRECTOR
----------------  -----------------------------
Gerald Murphy                  N/A
Age: 42
Robert B.                      N/A
Carroll
Age: 42

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Government Income Term Trust 2003, Inc.
  ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On September 13, 2001, the Company held its Annual Meeting of Stockholders. William H. Grigg was elected as a Director of the Company by the following votes:

Shares voted in favor........  12,491,733
Shares withheld..............     203,725

PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.231.7854









2003AR 06/02